Exhibit 23.4



                          INDEPENDENT AUDITORS' CONSENT




To:      The Board of Directors
         Computer Management Sciences, Inc.


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                              /s/ Williams, Cox, Weidner and Cox
                                              Williams, Cox, Weidner and Cox

Tallahassee, Florida
July 24, 1997